Revenue From Contracts With Customers	12 Months Ended
Mar. 31, 2021
Barkbox Inc [Member]
Disaggregation of Revenue [Line Items]
Revenue From Contracts With Customers
3.	REVENUE FROM CONTRACTS WITH CUSTOMERS
On April 1, 2019, the Company adopted Topic 606
,
using the modified retrospective method. The Company’s revenue recognition remained substantially unchanged following adoption of Topic 606 and therefore did not have a material impact to the consolidated financial statements.
Under the modified retrospective transition method, the Company recorded a net decrease to beginning accumulated deficit as of April 1, 2019 of $0.1 million due to the cumulative impact of adopting Topic 606. The impact on revenue recognition due to the adoption of Topic 606 is primarily due to a refinement of the Company’s methodology for estimating sales returns and chargebacks and application of the variable consideration constraint.
The impact of adoption to the Company’s consolidated statement of operations and consolidated balance sheet for the year ended March 31, 2020 was a reduction to revenue of less than $0.1 million, and an increase in the refund liability of $0.1 million, which is recorded within other current liabilities.
The adoption of Topic 606 had no net impact on the Company’s cash flows from operations.
The Company’s standard payment terms vary but do not result in a significant delay between the timing of invoice and payment. The Company occasionally negotiates other payment terms during the contracting process for its retail business. The Company has elected the practical expedient to not adjust the total consideration within a contract to reflect a financing component when the duration of the financing is one year or less.

Disaggregated Revenue

	March 31,
	2021	2020	2019
Revenue
Direct to Consumer:
Toys and treats subscription	$325,992	$199,744	$168,217
Other	7,978	4,407	9,533

Total Direct to Consumer	333,970	204,151	177,750
Commerce	44,634	20,184	13,691

Revenue	$378,604	$224,335	$191,441

Contract Liability
The Company’s contract liability represents cash collections from its customers prior to delivery of subscription products, which is recorded as deferred revenue on the consolidated balance sheets. Deferred revenue is recognized as revenue upon the delivery of the box or product.
Contractual liabilities included in deferred revenue were $27.2 million and $13.3 million as of March 31, 2021 and 2020, respectively. During the year ended March 31, 2021, the Company recognized $13.3 million of revenue included in deferred revenue as of March 31, 2020.
Performance Obligations
A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account in Topic 606. Performance obligations are satisfied as of a point in time and are supported by contracts with customers. The Company has elected to not disclose information related to remaining performance obligations due to their original expected terms being one year or less.